UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Soliciting Material Pursuant to §240.14a-12

SIMON PROPERTY GROUP
ACQUISITION HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED NOVEMBER 9, 2022
SIMON PROPERTY GROUP ACQUISITION HOLDINGS, INC.
225 WEST WASHINGTON STREET
INDIANAPOLIS, IN 46204
Dear Simon Property Group Acquisition Holdings, Inc. Stockholder:
You are cordially invited to attend a special meeting of stockholders of Simon Property Group Acquisition Holdings, Inc., a Delaware corporation (the “Company”), which will be held on         , 2022, at 9:30 a.m., Eastern Time (the “Special Meeting”) at the offices of Paul, Weiss, Rifkind, Wharton and Garrison LLP, located at 1285 Avenue of the Americas, New York, New York, 10016, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
In light of public health concerns regarding coronavirus (referred to as “COVID-19”) pandemic, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email your name and contact information to info@simonacquisitionholdings.com at least one day prior to the Stockholder Meeting.
Since our initial public offering (“IPO”), our management team has employed a broad set of search criteria for potential target businesses and evaluated various such target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations for attractive businesses that can deliver long-term value and a compelling return on investment for stockholders amid volatile market conditions. Our management team believes that, given current market volatility, it is unlikely for the Company to complete an initial business combination with such a target business by the Original Termination Date or the Amended Termination Date. In addition, on August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “Inflation Reduction Act”), which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by a domestic corporation beginning in 2023, with certain exceptions (the “Excise Tax”). Because we are a Delaware corporation and our securities trade on the New York Stock Exchange (“NYSE”), we are a “covered corporation” within the meaning of the Inflation Reduction Act. While not free from doubt, it is possible that the Excise Tax will apply to any redemptions of our Class A Common Stock after December 31, 2022, including redemptions in connection with an initial business combination and any amendment to our Certificate of Incorporation to extend or shorten the time to consummate an initial business combination and in connection with the liquidation of the Company, unless an exemption is available. As a result, we have determined to that it is in the best interest of the Company and our stockholders to seek the approval of our stockholders to return capital to our stockholders and wind up and redeem all of our outstanding Public Shares prior to December 31, 2022.
As more fully described in the accompanying proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:
1.
Proposal No. 1 — The “First Charter Amendment Proposal” — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “First Charter Amendment” and such proposal the “First Charter Amendment Proposal,” to eliminate the provision that the Company’s ability to provide for our public stockholders’ opportunity to have their shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock” or “Public Shares”) redeemed (the “Optional Redemption”) pursuant to Article IX, Section 9.2 or Section 9.7 of the Certificate of Incorporation be subject to the limitation that such redemption would result in the Company’s having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;

2.
Proposal No. 2 — The “Second Charter Amendment Proposal” — To amend the Certificate of Incorporation, in the form set forth in Annex B to the accompanying proxy statement, which we refer to as the “Second Charter Amendment” (and, together with the First Charter Amendment, the “Charter Amendments”) and such proposal the “Second Charter Amendment Proposal” (and, together with the First Charter Amendment Proposal, the “Charter Amendment Proposals”), to change the date by which the Company must either (a) consummate a merger, consolidation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”), or (b) if the Company fails to complete such initial business combination by such date, cease all operations except for the purpose of winding up, and, subject to and in accordance with the Certificate of Incorporation, redeem all Public Shares. The Second Charter Amendment Proposal would change the date from February 18, 2023 (which we refer to as the “Original Termination Date”) to           , 2022 (such date, the “Amended Termination Date”);

3.
Proposal No. 3 — The “Trust Amendment Proposal” — To amend the Investment Management Trust Agreement, dated February 18, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex C of the accompanying proxy statement (the “Trust Amendment”), to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with our IPO from (a) the earlier of the Company’s completion of an initial business combination and the Original Termination Date to (b) the earlier of the Company’s completion of an initial business combination and the Amended Termination Date (the “Trust Amendment Proposal”); and

4.
Proposal No. 4 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Charter Amendment Proposals and the Trust Amendment Proposal, the “Proposals”).

The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal.
The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.
Each of the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The purpose of the First Charter Amendment Proposal is to provide the holders of our Public Shares (the “Public Stockholders”) with the option to have their Public Shares redeemed upon the approval of the Second Charter Amendment Proposal and the Trust Amendment Proposal and the effectiveness of the Second Charter Amendment and the Trust Amendment, at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering (the “IPO”) (such account, the “Trust Account”), including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding Public Shares, subject to applicable law, regardless of how such Public Stockholders vote on the Second Charter Amendment Proposal or the Trust Amendment Proposal or if they vote at all, without being subject to the Redemption Limitation, subject to and in accordance with the Certificate of Incorporation, as so amended, which our board of directors (the “Board”) believes is in the best interests of our stockholders. Any Public Stockholder that does not elect to have their Public Shares redeemed in the Optional Redemption will retain their right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Original Termination Date or, if the Second Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date.
Certificates that have not been tendered in accordance with the procedures required to effect a redemption as described in this proxy statement will not be redeemed for cash held in the Trust Account. In the event that a Public Stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent, Continental, at the address listed below. In the event that a Public Stockholder tenders shares and the Second Charter Amendment Proposal and the Tender Amendment Proposal are not approved or the Second Charter Amendment and the Tender Amendment are not effected, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Second Charter Amendment Proposal will not be approved or the Second Charter Amendment and the Tender Amendment will be abandoned.
If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.
Each of the Second Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The purpose of the Second Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to wind up and redeem all of its outstanding Public Shares prior to December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, and the Trust Agreement, as so amended, which the Board believes is in the best interests of our stockholders. We have determined that it is unlikely for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If (a) the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment and we do not consummate an initial business combination by the Amended Termination Date or (b) either the Second Charter Amendment Proposal or the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
If the First Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the First Charter Amendment, the Optional Redemption will not be subject to the Redemption Limitation. Pursuant to the terms of the Certificate of Incorporation, in the event the Second Charter Amendment Proposal and the Trust Amendment Proposal are both approved and the Certificate of

Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, Public Stockholders may elect to have their Public Shares redeemed at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding Public Shares, subject to applicable law, regardless of how such Public Stockholders vote on the Second Charter Amendment Proposal or if they vote at all, if the First Charter Amendment is not effected; so long as such ability to redeem shares is not prohibited should such redemption exceed the Redemption Limitation. Any Public Stockholder that does not elect to have their Public Shares redeemed in the Optional Redemption will retain their right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Original Termination Date or, if the Second Charter Amendment Proposal and the Trust Amendment Proposal are each approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date. However, neither the Second Charter Amendment Proposal nor the Optional Redemption in connection therewith is conditioned on the approval of the First Charter Amendment Proposal. If the Second Charter Amendment and the Trust Amendment become effective but the First Charter Amendment does not because the First Charter Amendment Proposal was not approved at the Special Meeting, or the First Charter Amendment is abandoned, Public Stockholders will still have the right to elect to have their Public Shares redeemed in the Optional Redemption, subject to the Redemption Limitation, which provides that the Company shall not redeem or repurchase Public Shares so long as such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001.
On the Record Date (as defined below), the redemption price per share was approximately $      , based on the aggregate amount on deposit in the Trust Account of approximately $      million as of the Record Date (including interest not previously released to the Company but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the New York Stock Exchange on the Record Date was $      . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $      [more/less] per share than if the Class A Common Stock was sold in the open market. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
Approval of each of the Charter Proposals and the Trust Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of the Company’s Class A Common Stock and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class.
The Company may, in its sole discretion, also postpone or cancel the Stockholder Meeting and not submit to stockholders or not implement the Charter Amendment Proposals or the Trust Amendment Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal at the Special Meeting.
The accompanying proxy statement provides our stockholders with detailed information about the Charter Amendment Proposals, the Trust Amendment Proposal and other matters to be considered at the Special Meeting, including the Public Stockholders’ right to have their Public Shares redeemed for a pro rata portion of the cash held in our Trust Account, subject, if the First Charter Amendment Proposal is not approved and the First Charter Amendment is not effected, to the Redemption Limitation. We encourage you to read the entire accompanying proxy statement, including the Annexes and other documents referred to therein, carefully and in their entirety.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD PUBLIC SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR PUBLIC SHARES AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. TO OBTAIN REDEMPTION FORMS, PUBLIC STOCKHOLDERS SHOULD CONTACT THEIR BANK OR BROKER OR CONTINENTAL USING THE CONTACT INFORMATION IN THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING — WHO CAN HELP ANSWER MY QUESTIONS?” IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. YOU WILL NOT HAVE YOUR SHARES REDEEMED IN THE OPTIONAL REDEMPTION IF THE REDEMPTION LIMITATION PRECLUDES THE COMPANY FROM COMPLETING THE REDEMPTION UNLESS THE FIRST CHARTER AMENDMENT PROPOSAL IS APPROVED AND THE FIRST CHARTER AMENDMENT IS EFFECTED. IN THE EVENT THE FIRST CHARTER AMENDMENT PROPOSAL IS NOT APPROVED AND WE RECEIVE NOTICE OF REDEMPTIONS OF PUBLIC SHARES APPROACHING OR IN EXCESS OF THE REDEMPTION LIMITATION, WE AND/OR OUR SPONSOR MAY TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS TO AVOID THE REDEMPTION LIMITATION, WHICH MAY INCLUDE, AT OUR AND OUR SPONSOR’S OPTION AND IN OUR AND ITS SOLE DISCRETION, ANY, SEVERAL OR ALL OF THE FOLLOWING ACTIONS: (A) ATTEMPTING TO SECURE WAIVERS OF CERTAIN OF OUR SIGNIFICANT LIABILITIES, INCLUDING THE DEFERRED UNDERWRITING FEES; (B) CANCELLING OR TERMINATING OTHER SIGNIFICANT LIABILITIES, SUCH AS THE OUTSTANDING PRIVATE PLACEMENT WARRANTS; (C) ENTERING INTO NON-REDEMPTION AGREEMENTS WITH CERTAIN OF OUR SIGNIFICANT STOCKHOLDERS; (D) PURCHASING PUBLIC SHARES IN THE OPEN MARKET (SUBJECT TO APPLICABLE LAW AND REGULATION); AND (E) OBTAINING A CAPITAL CONTRIBUTION FROM OUR SPONSOR, WHICH COULD RESULT IN THE ISSUANCE OF NEW SHARES OF CLASS A COMMON STOCK. ANY SHARES OF CLASS A COMMON STOCK PURCHASED BY THE SPONSOR IN THE OPEN MARKET OR FROM US WOULD NOT BE VOTED IN CONNECTION WITH THE PROPOSALS. IF THE FIRST CHARTER AMENDMENT PROPOSAL IS NOT APPROVED AND THE REDEMPTION LIMITATION IS EXCEEDED, EITHER BECAUSE WE DO NOT TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS OR BECAUSE OUR ATTEMPT TO DO SO IS NOT SUCCESSFUL, THEN WE WILL NOT PROCEED WITH THE AMENDMENTS AND WE WILL NOT REDEEM ANY PUBLIC SHARES IN THE OPTIONAL REDEMPTION. IN SUCH CASE, PUBLIC SHARES WHICH A PUBLIC STOCKHOLDER ELECTS TO REDEEM BUT WHICH ARE NOT REDEEMED SHALL BE RETURNED TO SUCH PUBLIC STOCKHOLDER OR SUCH PUBLIC STOCKHOLDER’S ACCOUNT AND SUCH PUBLIC STOCKHOLDER WILL RETAIN THE RIGHT TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IF THE COMPANY HAS NOT COMPLETED AN INITIAL BUSINESS COMBINATION BY THE ORIGINAL TERMINATION DATE.
Holders of units of the Company must elect to separate the underlying Public Shares and Public Warrants (as defined below) prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants or the outstanding warrants issued to SPG Sponsor, LLC (the “Sponsor”) in a private placement simultaneously with the IPO (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”), which will expire worthless if we fail to complete our initial business combination by the Original Termination Date or, if the Second Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Amendment Proposal is approved and the Trust Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date. If holders hold their units in “street name” at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to the transfer agent in order to validly redeem its Public Shares. Public Stockholders may elect to have all or a portion of their Public Shares redeemed even if they vote against the Second Charter Amendment Proposal (including if they do not vote at all). However, Public Stockholders will not have their Public Shares redeemed in connection with the Second Charter Amendment and the Trust Amendment unless the Second Charter Amendment Proposal and the Trust Amendment Proposal are each approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, such stockholder may withdraw the tender.
If the Second Charter Amendment Proposal and the Trust Amendment Proposal are each approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, such approval will constitute consent for the Company to (a) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to (i) the number of Public Shares properly elected to be redeemed multiplied by (ii) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the total number of then outstanding Public Shares, and (b) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. Public Stockholders that do not elect to have their Public Shares redeemed now will retain their redemption rights and their voting rights through the Amended Termination Date if the Second Charter Amendment Proposal and the Trust Amendment Agreement are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment. If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, this may result in (A) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment that is lower than (B) the per-share redemption price paid to Public Stockholders that elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment.
The Board has fixed the close of business on                 , 2022 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
You are not being asked to vote on an initial business combination at this time. We have determined that it is unlikely for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.
AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE CHARTER AMENDMENT PROPOSALS, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE IN THE BEST INTERESTS OF OUR STOCKHOLDERS, AND HAS DECLARED IT ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of Simon Property Group Acquisition Holdings, Inc.

Steven E. Fivel
Secretary
                 , 2022
The accompanying proxy statement is dated                 , 2022, and is first being mailed to stockholders of the Company on or about                 , 2022.

IMPORTANT
Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF SIMON GROUP PROPERTY ACQUISITION HOLDINGS, INC.
TO BE HELD ON                 , 2022
To the Stockholders of Simon Property Group Acquisition Holdings, Inc.:
NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Simon Property Group Acquisition Holdings, Inc., a Delaware corporation, will be held on                 , 2022, at 9:30 a.m., Eastern time, at the offices of Paul, Weiss, Rifkind, Wharton and Garrison LLP, located at 1285 Avenue of the Americas, New York, New York, 10016, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. In light of public health concerns regarding COVID-19, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email your name and contact information to info@simonacquisitionholdings.com at least one day prior to the Stockholder Meeting.
You are cordially invited to attend the Special Meeting for the following purposes:
1.
Proposal No. 1 — The “First Charter Amendment Proposal” — To amend the Certificate of Incorporation to eliminate the provision that the Company’s ability to provide for our Public Stockholders’ opportunity to have their Public Shares redeemed pursuant to Article IX, Section 9.2 or Section 9.7 of the Certificate of Incorporation be subject to the limitation that such redemption would not result in the Company’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of at least $5,000,001;

2.
Proposal No. 2 — The “Second Charter Amendment Proposal” — To amend the Certificate of Incorporation to change the date by which the Company must either (a) consummate an initial business combination or (b) if the Company fails to complete such initial business combination by such date, cease all operations except for the purpose of winding up, and, subject to and in accordance with the Certificate of Incorporation, redeem all shares of Class A Common Stock, from the Original Termination Date to the Amended Termination Date;

3.
Proposal No. 3 — The “Trust Amendment Proposal” — To amend the Trust Agreement, by and between the Company and Continental, pursuant to an amendment to the Trust Agreement in the form set forth in Annex C of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the Trust Account from (a) the earlier of the Company’s completion of an initial business combination and the Original Termination Date to (b) the earlier of the Company’s completion of an initial business combination and the Amended Termination Date; and

4.
Proposal No. 4 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve any of the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal, if the Board determines before the Stockholder Meeting that it is not necessary or that it is no longer desirable to proceed with any of the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal.

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.
The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.
Each of the First Charter Amendment Proposal, Second Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the First Charter Amendment Proposal is to provide all our Public Stockholders with the option to have their Public Shares redeemed upon the approval of the Second Charter Amendment Proposal and the Trust Amendment Proposal and the effectiveness of the Second Charter Amendment and the Trust Amendment, at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding Public Shares, subject to applicable law, regardless of how such Public Stockholders vote on the Second Charter Amendment Proposal or the Trust Amendment Proposal or if they vote at all, , without being subject to the Redemption Limitation, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders. Any Public Stockholder that does not elect to have their Public Shares redeemed in the Optional Redemption will retain their right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Original Termination Date or, if the Second Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date.
Each of the Second Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The purpose of the Second Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to wind up and redeem all of its outstanding Public Shares prior to December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, and the Trust Agreement, as so amended, which the Board believes is in the best interests of our stockholders. We have determined that it is unlikely for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If (a) the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment and we do not consummate an initial business combination by the Amended Termination Date or (b) either the Second Charter Amendment Proposal or the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
If the First Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the First Charter Amendment, the Optional Redemption will not be subject to the Redemption Limitation. Pursuant to the terms of the Certificate of Incorporation, in the event the Second Charter Amendment Proposal and the Trust Amendment are both approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, Public Stockholders may elect to have their Public Shares redeemed at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding Public Shares, subject to applicable law, regardless of how such Public Stockholders vote on the Second Charter Amendment Proposal or if they vote at all; so long as such ability to redeem shares is not prohibited should such redemption exceed the Redemption Limitation. Any Public Stockholder that does not elect to have their Public Shares redeemed in the Optional Redemption will retain their right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Original Termination Date or, if the Second Charter Amendment Proposal

and the Trust Amendment Proposal are each approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date. However, neither the Second Charter Amendment Proposal nor the Optional Redemption in connection therewith is conditioned on the approval of the First Charter Amendment Proposal. If the Second Charter Amendment and the Trust Amendment become effective but the First Charter Amendment does not because the First Charter Amendment Proposal was not approved at the Special Meeting or the First Charter Amendment is abandoned, Public Stockholders will still have the right to elect to have their Public Shares redeemed in the Optional Redemption, subject to the Redemption Limitation, which provides that the Company shall not redeem or repurchase Public Shares so long as such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001.
On the Record Date, the redemption price per share was approximately $      , based on the aggregate amount on deposit in the Trust Account of approximately $      million as of the Record Date (including interest not previously released to the Company but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the New York Stock Exchange on the Record Date was $      . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $      [more/less] per share than if the Class A Common Stock was sold in the open market. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
Approval of each of the Charter Amendment Proposals and the Trust Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of the Company’s Class A Common Stock and Class B Common Stock, voting together as a single class.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the First Charter Amendment Proposal or the Second Charter Amendment Proposal at the Special Meeting.
If the Trust Amendment Proposal is approved and the Trust Amendment is effected as described herein, Continental shall commence liquidation of the Trust Account upon the earliest to occur of its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Second Amended and Restated Certificate of Incorporation or the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
For further details about the reasons for the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “PROPOSAL NO. 1 — THE FIRST CHARTER AMENDMENT PROPOSAL,” “PROPOSAL NO. 2 — THE SECOND CHARTER AMENDMENT PROPOSAL,” PROPOSAL NO. 3 — TRUST AMENDMENT PROPOSAL” and “PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL,” respectively, of this proxy statement.
The Company reserves the right to move to adjourn the Stockholder Meeting from time to time (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Common Stock to approve any of the Charter Amendment Proposals or the Trust Amendment Proposal, (y) if the Board determines before the Stockholder Meeting that it is not necessary or that it is no longer desirable to proceed with any of the Charter Amendment Proposals or the Trust Amendment Proposal, or (z) if otherwise determined by the chairman of the Stockholder Meeting to be necessary or appropriate. In that event, at the Stockholder Meeting, the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposals or the Trust Amendment Proposal.

The Company may, in its sole discretion, also postpone or cancel the Stockholder Meeting and not submit to stockholders or not implement the Charter Amendment Proposals or the Trust Amendment Proposal.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD PUBLIC SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR PUBLIC SHARES AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. TO OBTAIN REDEMPTION FORMS, PUBLIC STOCKHOLDERS SHOULD CONTACT THEIR BANK OR BROKER OR CONTINENTAL USING THE CONTACT INFORMATION IN THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING — WHO CAN HELP ANSWER MY QUESTIONS?” IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. YOU WILL NOT HAVE YOUR SHARES REDEEMED IN THE OPTIONAL REDEMPTION IF THE REDEMPTION LIMITATION PRECLUDES THE COMPANY FROM COMPLETING THE REDEMPTION UNLESS THE FIRST CHARTER AMENDMENT PROPOSAL IS APPROVED AND THE FIRST CHARTER AMENDMENT IS EFFECTED. IN THE EVENT THE FIRST CHARTER AMENDMENT PROPOSAL IS NOT APPROVED AND WE RECEIVE NOTICE OF REDEMPTIONS OF PUBLIC SHARES APPROACHING OR IN EXCESS OF THE REDEMPTION LIMITATION, WE AND/OR OUR SPONSOR MAY TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS TO AVOID THE REDEMPTION LIMITATION, WHICH MAY INCLUDE, AT OUR AND OUR SPONSOR’S OPTION AND IN OUR AND ITS SOLE DISCRETION, ANY, SEVERAL OR ALL OF THE FOLLOWING ACTIONS: (A) ATTEMPTING TO SECURE WAIVERS OF CERTAIN OF OUR SIGNIFICANT LIABILITIES, INCLUDING THE DEFERRED UNDERWRITING FEES; (B) CANCELLING OR TERMINATING OTHER SIGNIFICANT LIABILITIES, SUCH AS THE OUTSTANDING PRIVATE PLACEMENT WARRANTS; (C) ENTERING INTO NON-REDEMPTION AGREEMENTS WITH CERTAIN OF OUR SIGNIFICANT STOCKHOLDERS; (D) PURCHASING PUBLIC SHARES IN THE OPEN MARKET (SUBJECT TO APPLICABLE LAW AND REGULATION); AND (E) OBTAINING A CAPITAL CONTRIBUTION FROM OUR SPONSOR, WHICH COULD RESULT IN THE ISSUANCE OF NEW SHARES OF CLASS A COMMON STOCK. ANY SHARES OF CLASS A COMMON STOCK PURCHASED BY THE SPONSOR IN THE OPEN MARKET OR FROM US WOULD NOT BE VOTED IN CONNECTION WITH THE PROPOSALS. IF THE FIRST CHARTER AMENDMENT PROPOSAL IS NOT APPROVED AND THE REDEMPTION LIMITATION IS EXCEEDED, EITHER BECAUSE WE DO NOT TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS OR BECAUSE OUR ATTEMPT TO DO SO IS NOT SUCCESSFUL, THEN WE WILL NOT PROCEED WITH THE AMENDMENTS AND WE WILL NOT REDEEM ANY PUBLIC SHARES IN THE OPTIONAL REDEMPTION. IN SUCH CASE, PUBLIC SHARES WHICH A PUBLIC STOCKHOLDER ELECTS TO REDEEM BUT WHICH ARE NOT REDEEMED SHALL BE RETURNED TO SUCH PUBLIC STOCKHOLDER OR SUCH PUBLIC STOCKHOLDER’S ACCOUNT AND SUCH PUBLIC STOCKHOLDER WILL RETAIN THE RIGHT TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IF THE COMPANY HAS NOT COMPLETED AN INITIAL BUSINESS COMBINATION BY THE ORIGINAL TERMINATION DATE.
Holders of units of the Company must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants or our private placement warrants, which will expire worthless if we fail to complete our initial business combination by the Original Termination Date or, if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust

Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date. If holders hold their units in “street name” at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to the transfer agent in order to validly redeem its Public Shares. Public Stockholders may elect to have all or a portion of their Public Shares redeemed even if they vote against the Second Charter Amendment Proposal (including if they do not vote at all). However, Public Stockholders will not have their Public Shares redeemed in connection with the Second Charter Amendment and the Trust Amendment unless the Second Charter Amendment Proposal and the Trust Agreement is amended as set forth in the Trust Amendment are both approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, such stockholder may withdraw the tender.
The Sponsor and our directors and officers have agreed that none of them have any right, title, interest or claim of any kind in or to any monies held in the Trust Account as a result of any liquidation of the Company with respect to any shares of Class B Common Stock held by them, although the Sponsor and the holders of Class B Common Stock and their respective affiliates will be entitled to redemption and liquidation rights with respect to any Public Shares they hold if the Company fails to consummate a initial business combination by the applicable deadline. The Sponsor and our directors have agreed to vote all of its shares of Common Stock in favor of each of the proposals at the Special Meeting.
If the Company liquidates, the Sponsor has agreed to indemnify and hold us harmless against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (a) any third party (other than our independent accountants) for services rendered or products sold to us, or (b) a prospective target business with which we have entered into a letter of intent, confidentiality or other similar agreement for an initial business combination; provided, however, that such indemnification (i) will apply only to the extent necessary to ensure that such claims by a third party (other than our independent accountants) for services rendered and products sold to us or a prospective target do not reduce the amount of funds in the Trust Account below the lesser of (A) $10.00 per Public Share or (B) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, net of the interest which may be withdrawn to pay taxes; (ii) will not apply to any claims by a third party (including a prospective target business) that executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable); and (iii) will not apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy these obligations.
If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, such approval will constitute consent for the Company to (a) remove from the Trust Account the Withdrawal Amount, and (b) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. Public Stockholders that do not elect to have their Public Shares redeemed now will retain their redemption rights and their voting rights through the Amended Termination Date if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the

Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment. If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, this may result in (i) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment that is lower than (ii) the per-share redemption price paid to Public Stockholders that elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment.
The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $      that was in the Trust Account as of                 , 2022.
Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were                 issued and outstanding shares of Common Stock. The Company’s warrants do not have voting rights.
This proxy statement contains important information about the Special Meeting, the Charter Amendment Proposals and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement is dated                 , 2022 and is first being mailed to stockholders on or about that date.
By Order of the Board of Directors of Simon Property Group Acquisition Holdings, Inc.

Steven E. Fivel
Secretary

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding our winding up, the redemption of our Public Shares, the consequences of not completing an initial business combination, the release of funds held in the Trust Account, the availability of working capital and borrowing capacity and the use of funds outside the Trust Account. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished. The following include some but not all of the factors that could cause actual results or events to differ materially from those anticipated:
•
our being a company with no operating history and no revenue;

•
the possibility that we may be unable to obtain the requisite stockholder approval of the Charter Amendment Proposals and Trust Amendment Proposal;

•
our ability to complete an initial business combination by the Original Termination Date or, if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date;

•
the ability of our officers and directors to generate a number of potential initial business combination opportunities;

•
our public securities’ potential liquidity and trading;

•
the lack of a market for our securities;

•
the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•
the Trust Account not being subject to claims of third parties; and

•
our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to the Company’s stockholders. Stockholders are urged to read carefully this entire proxy statement, including Annex A, Annex B, Annex C and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting.
Q:
Why am I receiving this proxy statement?

A:
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held in person on            , 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, consolidation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses. On February 18, 2021, the Company consummated its IPO of 30,000,000 units (the “Units”), each consisting of one share of Class A Common Stock and one-fifth of one redeemable warrant (the “Public Warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $300,000,000. On February 18, 2021, as part of its IPO, the Company consummated the sale of an additional 4,500,000 Units pursuant to the underwriters’ exercise of their over-allotment option granted in connection with the IPO. Such over-allotment Units were sold at $10.00 per Unit, generating additional gross proceeds of $45,000,000. Like most blank check companies, the Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the holders of the Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the date specified in the Certificate of Incorporation.
The purpose of the First Charter Amendment Proposal is to eliminate the Redemption Limitation in connection with Public Stockholders’ right to elect to have their Public Shares redeemed in the Optional Redemption in the event that the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment.
The purpose of the Second Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to wind up and redeem all of its outstanding shares of Class A Common Stock prior to December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.
Q:
What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:
The Company stockholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — The “First Charter Amendment Proposal” — To amend the Certificate of Incorporation to eliminate the provision that the Company’s ability to provide for our Public Stockholders’ opportunity to have their Public Shares redeemed pursuant to Article IX, Section 9.2 and Section 9.7 of the Certificate of Incorporation be subject to the limitation that such redemption would not result in the Company’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of at least $5,000,001;

2.
Proposal No. 2 — The “Second Charter Amendment Proposal” — To amend the Certificate of Incorporation to change the date by which the Company must either (a) consummate an initial business combination or (b) if the Company fails to complete such initial business combination by such date, cease all operations except for the purpose of winding up, and, subject to and in accordance with the Certificate of Incorporation, redeem all shares of Class A Common Stock, from the Original Termination Date to the Amended Termination Date;
3.
Proposal No. 3 — The “Trust Amendment Proposal” — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex C of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account from (A) the earlier of the Company’s completion of an initial business combination and the Original Termination Date to (B) the earlier of the Company’s completion of an initial business combination and the Amended Termination Date; and

4.
Proposal No. 4 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal.

You are not being asked to vote on an initial business combination at this time. We have determined that it is unlikely for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.
Q:
What vote is required to approve the proposals presented at the Special Meeting?

A:
The approval of each Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” each of the Charter Amendment Proposals. Abstentions and broker non-votes will have the effect of voting “AGAINST” each of the Charter Amendment Proposals. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.
Q:
Why should I vote “FOR” the Charter Amendment Proposals and the Trust Amendment Proposal?

A:
Our Board believes stockholders will benefit from the Company (a) eliminating the Redemption Limitation in connection with the Optional Redemption if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment and (b) having the ability to wind up and redeem all of its outstanding Public Shares prior to December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Since our IPO, our management team has employed a broad set of search criteria for potential target businesses and evaluated various such target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations for attractive businesses that can deliver long-term value and a compelling return on investment for our stockholders amid volatile market conditions. Our management team believes that, given current market volatility, it is unlikely for the Company to complete an initial business combination with such a target business by the Original Termination Date or the Amended Termination Date. In addition, on August 16, 2022, President Biden signed into law the Inflation Reduction Act, which, among other things, imposes the Excise Tax on the fair market value of stock repurchased by a domestic corporation beginning in 2023. Because we are a Delaware corporation and our securities trade on NYSE, we are a “covered corporation” within the meaning of the Inflation Reduction Act. While not free from doubt, it is possible that the Excise Tax will apply to any redemptions of our Class A Common Stock after December 31, 2022, including redemptions in connection with an initial business combination and any amendment to our Certificate of Incorporation to extend or shorten the time to consummate an initial business combination and in connection with the liquidation of the Company, unless an exemption is available. As a result, we have determined to seek the approval of our stockholders to wind up and redeem all of our outstanding Public Shares prior to December 31, 2022. The Board believes it is in its best interests of our stockholders to return capital to our stockholders by December 31, 2022.
If the First Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the First Charter Amendment, the Redemption Limitation will not apply to the Optional Redemption in connection with the Second Charter Amendment and the Trust Amendment or any subsequent amendment to our Certificate of Incorporation that would require the Company to make a similar redemption offer pursuant to Article IX, Section 9.2 or Section 9.7 of the Certificate of Incorporation. However, neither the Second Charter Amendment Proposal, the Trust Amendment Proposal nor the Optional Redemption in connection therewith is conditioned on the approval of the First Charter Amendment Proposal. If the Second Charter Amendment becomes effective but the First Charter Amendment does not because the First Charter Amendment Proposal was not approved at the Special Meeting, Public Stockholders will still have the right to elect to have their Public Shares redeemed in the Optional Redemption, subject to the Redemption Limitation, which provides that the Company shall not redeem or repurchase Public Shares so long as such redemption would result in the Company not having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001.
If (a) the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment and we do not consummate an initial business combination by the Amended Termination Date or (b) either the Second Charter Amendment Proposal or the Trust Amendment Proposal is not approved or the Second Charter Amendment and the Trust Amendment are abandoned and we do not consummate an initial business combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete our initial business combination by the Original Termination Date or, if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date.
If the Trust Amendment Proposal is approved and the Trust Amendment is effected as described herein, Continental will commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Second Amended and Restated Certificate of Incorporation or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
The purpose of the First Charter Amendment Proposal is to allow the Company to provide all our Public Stockholders with the option to have their Public Shares redeemed upon the approval of the Second Charter Amendment Proposal and the Trust Amendment Proposal, at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding Public Shares, subject to applicable law, regardless of how such Public Stockholders vote on the Second Charter Amendment Proposal or the Trust Amendment Proposal or if they vote at all, without being subject to the Redemption Limitation, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.
The purpose of the Second Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to wind up and redeem all of its outstanding shares of Class A Common Stock prior to December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.
Liquidation of the Trust Account is a fundamental obligation of the Company to the Public Stockholders and the Company is not proposing, and will not propose, to change that obligation to the Public Stockholders. Any Public Stockholders that do not elect to have their Public Shares redeemed in the Optional Redemption shall retain redemption rights in the event the Company has not consummated an initial business combination by the Original Termination Date (if the Certificate of Incorporation is not amended as set forth in the Second Charter Amendment) or the Amended Termination Date (if the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment). We have determined that it is unlikely for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.
If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, Public Stockholders that elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment will receive a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding Public Shares, subject to applicable law. If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, this may result in (i) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment that is lower than (ii) the per-share redemption price paid to Public Stockholders that elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment.
Our Board recommends that you vote “FOR” each of Charter Amendment Proposals, but expresses no opinion as to whether you should redeem your Public Shares.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.
Q:
When would the Board abandon the Charter Amendments and the Trust Amendments?

A:
Our Board will abandon each Charter Amendment if our stockholders do not approve the related Charter Amendment Proposal. Our Board will abandon the Trust Amendment if our stockholders do not approve the Trust Amendment Proposal. Additionally, notwithstanding the approval of the Charter Amendment Proposals by our stockholders, the Board may decide to abandon each Charter Amendment at any time and for any reason prior to the effectiveness of the filing of such Charter Amendment with the Secretary of State of the State of Delaware and the Board may decide to abandon the Trust Amendment at any time and for any reason prior to the effectiveness of the Trust Amendment. However, in the event that both Charter Amendment Proposals are approved by the stockholders, the Board will not abandon the Second Charter Amendment unless it also abandons the First Charter Amendment. In addition, the Board will not effect the Second Charter Amendment unless it also effects the Trust Amendment and the Board will not effect the Trust Amendment unless it also effects the Second Charter Amendment. If our stockholders do not approve the Trust Amendment Proposal the Board will abandon the Second Charter Amendment and if our stockholders do not approve the Second Charter Amendment the Board will abandon the Trust Amendment Proposal. If we abandon the First Charter Amendment, the Redemption Limitation will continue to apply to any future amendment to our Certificate of Incorporation that would require the Company to make a redemption offer pursuant to Article IX, Section 9.2 or Section 9.7 of the Certificate of Incorporation. If we abandon the Second Charter Amendment and the Trust Amendment, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption and the Original Termination Date will continue to apply as set forth in the Certificate of Incorporation and the Trust Agreement.

Q:
How will the Sponsor and the Company’s directors vote?

A:
The Sponsor and the Company’s directors have advised the Company that they intend to vote any Common Stock over which they have voting control in favor of each of the Charter Amendment Proposals, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and the Company’s directors and their respective affiliates are not entitled to redeem any shares of Common Stock in connection with the Second Charter Amendment Proposal and the Trust Amendment Proposal. On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of           shares of Class B Common Stock, representing approximately 20.0% of the Company’s issued and outstanding shares of Common Stock.
Q:
What if I do not want to vote “FOR” either of the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal?

A:
If you do not want the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” each of the Charter Amendment Proposals and the Trust Amendment Proposal and will have no effect on the outcome of any vote on the Adjournment Proposal.
If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions and broker non-votes will have the effect of voting “AGAINST” each of the Charter Amendment Proposals and will have no effect on the outcome of any vote on the Adjournment Proposal.
If both of the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.
Q:
What vote is required to approve each of the Charter Amendment Proposals and the Trust Amendment Proposal?

A:
Approval of each Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of the Company’s Class A Common Stock and Class B Common Stock, voting together as a single class.

Q:
What vote is required to approve the Adjournment Proposal?

A:
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of the Company’s Class A Common Stock and Class B Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the First Charter Amendment Proposal or the Second Charter Amendment Proposal at the Special Meeting.

Q:
Will you seek any further amendments to liquidate the Trust Account?

A:
Other than the Charter Amendment Proposals and the Trust Amendment Proposal, until the Amended Termination Date, as described in this proxy statement, or the Original Termination Date if the Second Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Second Charter Amendment and the Trust Amendment are not effected, we do not currently anticipate seeking any further amendment to the time period in which we must consummate an initial business combination or liquidate the Trust Account.

Q:
If the First Charter Amendment Proposal is approved, what happens next?

Our Board believes stockholders will benefit from the Company eliminating the provision that the Company’s ability to provide for our Public Stockholders’ opportunity to have their Public Shares redeemed pursuant to Article IX, Section 9.2 and Section 9.7 of the Certificate of Incorporation be subject to the limitation that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001.
Upon approval of the First Charter Amendment Proposal by the required number of votes, we plan to promptly file the First Charter Amendment with the Secretary of State of the State of Delaware as set forth in the form attached as Annex A hereto. However, we may decide to abandon the First Charter Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the First Charter Amendment with the Secretary of State of the State of Delaware. If we abandon the First Charter Amendment, the Redemption Limitation will continue to apply to the Optional Redemption in connection with the Second Charter Amendment or any subsequent amendment to our Certificate of Incorporation that would require the Company to make a similar redemption offer pursuant to Article IX, Section 9.2 of the Certificate of Incorporation. If the First Charter Amendment is not abandoned and the Second Charter Amendment Proposal and the Trust Amendment Proposal are also approved, we will cause the First Charter Amendment to become effective prior to the effectiveness of the filing of the Second Charter Amendment with the Secretary of State of the State of Delaware. In addition, while we also may abandon the Second Charter Amendment and the Trust Amendment as further described in this proxy statement, our Board has resolved that, in the event that both Charter Amendment Proposals and the Trust Amendment Proposal are approved, we will not abandon the Second Charter Amendment and the Trust Amendment unless we also abandon the First Charter Amendment.
Q:
What happens if the First Charter Amendment Proposal is not approved?

A:
If there are insufficient votes to approve the First Charter Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the First Charter Amendment. Our Board will abandon the First Charter Amendment if our stockholders do not approve the First Charter Amendment Proposal.

If the First Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the First Charter Amendment, the Redemption Limitation will not apply to the Optional Redemption in connection with the Second Charter Amendment and the Trust Amendment or any subsequent amendment to our Certificate of Incorporation that would require the Company to make a similar redemption offer pursuant to Article IX, Section 9.2 or Section 9.7 of the Certificate of Incorporation. However, neither the Second Charter Amendment Proposal, the Trust Amendment Proposal nor the Optional Redemption in connection therewith is conditioned on the approval of the First Charter Amendment Proposal. If the Second Charter Amendment and the Trust Amendment become effective but the First Charter Amendment does not because the First Charter Amendment Proposal was not approved at the Special Meeting, Public Stockholders will still have the right to elect to have their Public Shares redeemed in the Optional Redemption, subject to the Redemption Limitation, which provides that the Company shall not redeem or repurchase Public Shares so long as such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001.
Q:
If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:
Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares prior to December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Each of the Second Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Upon approval of the Second Charter Amendment Proposal and the Trust Amendment Proposal by the required number of votes, we plan to promptly file the Second Charter Amendment with the Secretary of State of the State of Delaware as set forth in the form attached as Annex B hereto and promptly thereafter cause the Trust Amendment as set forth in the form attached as Annex C hereto to become effective. Furthermore, if the First Charter Amendment Proposal is also approved, and assuming we do not abandon the Charter Amendments and the Trust Amendment, we will cause the Second Charter Amendment to become effective after the effectiveness of the filing of the First Charter Amendment with the Secretary of State of the State of Delaware. However, subject to the following sentence, we may decide to abandon the Second Charter Amendment and the Trust Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Second Charter Amendment with the Secretary of State of the State of Delaware and the effectiveness of the Trust Amendment. Notwithstanding the prior sentence, in the event that both Charter Amendment Proposals and the Trust Amendment Proposal are approved by the stockholders, the Board has resolved that it will not abandon the Second Charter Amendment and the Trust Amendment unless it also abandons the First Charter Amendment. In addition, the Board will not effect the Second Charter Amendment unless it also effects the Trust Amendment and the Board will not effect the Trust Amendment unless it effects the Second Charter Amendment. If we abandon the Second Charter Amendment and the Trust Amendment, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption and the Original Termination Date will continue to apply as set forth in the Certificate of Incorporation.

In connection with approval of the Second Charter Amendment and the Trust Amendment, Public Stockholders may elect to have their Public Shares redeemed at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding Public Shares, regardless of how such Public Stockholders vote on the Second Charter Amendment Proposal or the Trust Amendment Proposal or if they vote at all, so long as such ability to redeem shares is not permitted should it exceed the Redemption Limitation. In addition, if the First Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth therein prior to the effectiveness of the Second Charter Amendment and the Trust Amendment, the Redemption Limitation will not apply to such Optional Redemption, but if the First Charter Amendment Proposal is not approved at the Special Meeting, any Optional Redemption in connection with the approval of the Second Charter Amendment and the Trust Amendment will remain subject to the Redemption Limitation, which provides that that the Company shall not redeem or repurchase Public Shares so long as such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. Public Stockholders will not have their shares redeemed in connection with the Second Charter Amendment and the Trust Amendment unless the Second Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Amendment Proposal is approved and the Trust Agreement is amended as set forth in the Trust Amendment.
If the Second Charter Amendment Proposal and the Trust Agreement Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of Common Stock held by the Sponsor through its shares of Class B Common Stock.
We have determined that it is unlikely for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If (a) the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment and we do not consummate an initial business combination by the Amended Termination Date or (b) either of the Second Charter Amendment Proposal or the Trust Amendment Proposal is not approved or the Second Charter Amendment and the Trust Amendment are abandoned and we do not consummate an initial business combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our Warrants, which, if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, will expire worthless if we fail to complete our initial business combination by the Amended Termination Date.
Q:
What happens if the Second Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A:
Each of the Second Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. If there are insufficient votes to approve either the Second

Charter Amendment Proposal or the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Second Charter Amendment or the Trust Amendment Proposal, as applicable. Our Board will abandon the Second Charter Amendment and the Trust Amendment if our stockholders do not approve the Second Charter Amendment Proposal and the Trust Amendment Proposal.
If the Second Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete our initial business combination by the Original Termination Date or, if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date.
The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial business combination by the Original Termination Date, or, if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial business combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.
Q:
Where will I be able to find the voting results of the Special Meeting?

A:
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to the Company’s Secretary at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person. You also may revoke your proxy by sending a notice of revocation to the Company’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Each Charter Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of the holders of at least 65% of all then outstanding shares of Common Stock as of the Record Date. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to each of the Charter Amendment Proposals and the Trust Amendment Proposal, abstentions and broker non-votes will have the effect of voting “AGAINST” each of the Charter Amendment Proposals and the Trust Amendment Proposal. With respect to the Adjournment Proposal, abstentions and broker non-votes will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions on any of the proposals to be considered at the Special Meeting, your broker will not have authority to vote your shares at the Special Meeting and, therefore, your shares will be deemed not to be present at the Special Meeting or counted for purposes of establishing a quorum. If, however, you provide your broker with voting instructions on any of the proposals to be considered at the Special but not on one or more of the other proposals, your shares will constitute “broker non-votes” with respect to those other proposals. Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are considered “non-routine.” Accordingly, your broker, bank or nominee may not vote your shares with respect to any proposal to be considered at the Special Meeting without receiving voting instructions. If you do not provide instruction on any of the proposals, then your broker, bank or nominee will not be entitled to vote your shares at the Special Meeting and as a result they will not be deemed present or counted for purposes of determining whether a quorum is present. If you provide instruction on at least one proposal, your broker, bank or nominee will be entitled to vote your shares at the Special Meeting, and they will be deemed present and counted for purposes of determining whether a quorum is present, but a broker non-vote will occur as to each proposal on which you did not provide voting instructions. In tabulating the voting result for the Proposals, broker non-votes and abstentions are not considered votes cast.
Q:
How can I attend the Special Meeting?

A:
You may attend the Special Meeting and vote your shares in person, at the offices of Paul, Weiss, Rifkind, Wharton and Garrison LLP, located at 1285 Avenue of the Americas, New York, New York, 10016. In light of public health concerns regarding the COVID-19 pandemic, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email your name and contact information to info@simonacquisitionholdings.com at least one day prior to the Stockholder Meeting.

Q:
What constitutes a quorum at the Special Meeting?

A:
The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. As of the Record Date,             shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person at the Special Meeting.

Abstentions and broker non-votes (so long as the beneficial owner has provided instruction on how to vote for any of the other proposals to be brought before the Special Meeting) will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting may adjourn the meeting from time to time in the manner provided in the Company’s amended and restated bylaws until a quorum shall attend.
Q:
How do I vote?

A:
If you were a holder of record of Common Stock on the Record Date, you may vote with respect to the applicable proposals in person at the Special Meeting, by internet, by phone, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to vote by internet, visit            , 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on            , 2022 (have your proxy card in hand when you visit the website). If you choose to vote by phone, call toll-free (within the U.S. or Canada)            (have your proxy card in hand when you call).

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Alternatively, you may vote by telephone or over the internet as instructed by your broker, banker or other nominee. “Street name” stockholders who wish to vote at the Special Meeting should follow instructions provided by their bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to bring to the Special Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.
Q:
Does the Board recommend voting “FOR” the approval of each of the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of each of the Charter Amendment Proposals and the Trust Amendment Proposal, the Board has determined that each of the Charter Amendment Proposals and the Trust Amendment Proposal is in the best interests of our stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the Charter Amendment Proposals and the Trust Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of our stockholders and recommends that the Company’s stockholders vote “FOR” the Adjournment Proposal.
Q:
What interests do the Company’s directors and officers have in the approval of each of the Charter Amendment Proposals and the Trust Amendment Proposal?

A:
The Company’s directors and executive officers and their respective affiliates may have interests that are different from, in addition to or in conflict with, yours. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in making their recommendation that you vote in favor of the approval of each of the Charter Amendment Proposals and the Trust Agreement Proposal. In the case of the Sponsor, these interests include ownership of shares of Class B Common Stock, ownership of Private Placement Warrants and certain advances by the Sponsor to the Company that will not be repaid in the event of the Company’s winding up. In the case of our directors and officers, these interests include ownership of shares of Class B Common Stock, arrangements related to indemnification and expense reimbursement. See the section entitled “Special Meeting of the Company’s Stockholders — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the First Charter Amendment Proposal?

A:
No. There are no appraisal rights available to the Company’s stockholders in connection with the First Charter Amendment Proposal under the DGCL.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Second Charter Amendment Proposal?

A:
No. There are no appraisal rights available to the Company’s stockholders in connection with the Second Charter Amendment Proposal under the DGCL.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Trust Amendment Proposal?

A:
No. There are no appraisal rights available to the Company’s stockholders in connection with the Trust Amendment Proposal.

Q:
If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. There are no redemption rights with respect to the Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, Annex B, and Annex C, and to consider how each of the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How are the funds in the Trust Account currently being held?

A:
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), we may, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of the business combination or liquidation of the Company. As a result, following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.
Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on           , 2022 (two business days before the Special Meeting), (a) submit a written request to the Company’s transfer agent that the Company redeem your Public Shares for cash and (b) deliver your stock to the Company’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, the Company’s transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any requests for redemption include the identity of the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to the Company’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, Public Stockholders who wish to have their shares redeemed may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to have their Public Shares redeemed.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with the Company’s consent. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”
If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, Public Stockholders that elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding Public Shares, subject to applicable law. If the Second Charter Amendment Proposal and the Trust Amendment proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, this may result in (i) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment that is lower than (ii) the per-share redemption price paid to Public Stockholders that elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment. In addition, if the First Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth therein prior to the effectiveness of the Second Charter Amendment and the Trust Amendment, the Redemption Limitation will not apply to the Optional Redemption, but if the First Charter Amendment Proposal is not approved at the Special Meeting, any Optional Redemption in connection with the approval of the Second Charter Amendment and the Trust Amendment will remain subject to the Redemption Limitation, which provides that that the Company shall not redeem or repurchase Public Shares so long as such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. Public Shares which a Public Stockholder elects to have redeemed but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account.
Q:
What should I do if I receive more than one set of voting materials for the Special Meeting?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:
The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Georgeson LLC (“Georgeson”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Georgeson a fee of $13,500 plus disbursements. The Company will reimburse Georgeson for reasonable out-of-pocket expenses and will indemnify Georgeson and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Q:
Who can help answer my questions?

A:
If you have questions about the proposals, or if you need additional copies of this proxy statement or the proxy card you should contact our proxy solicitor at:

Georgeson LLC
Shareholders, banks and brokers may call toll free: (866) 741-9588
You may also contact the Company at:
Simon Property Group Acquisition Holdings, Inc.
225 West Washington Street
Indianapolis, IN 46204
Attention: Investor Relations
E-mail: info@simonacquisitionholdings.com
To obtain timely delivery, the Company’s stockholders and warrantholders must request the materials no later than five business days prior to the Special Meeting.
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

BACKGROUND
General
The Company is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses.
On February 18, 2021, the Company consummated the IPO of 34,500,000 Units, including the sale of 4,500,000 Units which were sold pursuant to the underwriters’ exercise of their over-allotment option granted in connection with the IPO. Each Unit consists of one share of Class A Common Stock and one-fifth of one Public Warrant, with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000. Simultaneously with the closing of the IPO and the underwriters’ exercise of their over-allotment option, the Company completed the private placement of 5,933,333 Private Placement Warrants, to the Sponsor at a purchase price of $1.50 per private placement warrant, generating gross proceeds to the Company of $8,900,000. The Private Placement Warrants (and underlying securities) are identical to the Public Warrants (and underlying securities) sold in the IPO, except as otherwise disclosed in the Registration Statements in connection with the IPO that became effective on February 18, 2021.
In connection with the closing of the IPO, the over-allotment option and sale of Private Placement Warrants, a total of $345,000,000 was placed in the Trust Account.

RISK FACTORS
The Excise Tax included in the Inflation Reduction Act of 2022 may decrease the value of our securities, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.
On August 16, 2022, President Biden signed into law the Inflation Reduction Act, which, among other things, imposes the 1% Excise Tax on the fair market value of stock repurchased by a domestic corporation. Because we are a Delaware corporation and our securities trade on NYSE, we are a “covered corporation” within the meaning of the Inflation Reduction Act. While not free from doubt, it is possible that the Excise Tax will apply to any redemptions of our Class A Common Stock after December 31, 2022, including redemptions in connection with an initial business combination and any amendment to our Certificate of Incorporation to extend or shorten the time to consummate an initial business combination and in connection with the liquidation of the Company, unless an exemption is available. If we are unable to complete the liquidation of the Company by December 31, 2022 the aggregate amount held in the Trust Account could be subject to the Excise Tax, in which case the per share amount that would otherwise be received by our Public Stockholders in connection with our liquidation may be reduced.
Public Stockholders that do not elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and Trust Amendment may receive a lower per-share redemption price in connection with the dissolution and winding up of the Company than the per-share redemption price paid to Public Stockholders that elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment.
If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, such approval will constitute consent for the Company to (a) remove from the Trust Account the Withdrawal Amount, and (b) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. Public Stockholders that do not elect to have their Public Shares redeemed now will retain their redemption rights and their voting rights through the Amended Termination Date if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment. If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, this may result in (i) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment that is lower than (ii) the per-share redemption price paid to Public Stockholders that elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment.
The ability of our Public Stockholders to exercise redemption rights in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment with respect to a large number of our Public Shares may adversely affect the liquidity of our securities and the listing of our securities on the New York Stock Exchange (the “NYSE”).
Pursuant to the Certificate of Incorporation, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Common Stock. As a result, you may be unable to sell your Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders that elect to have their Public Shares redeemed in the Optional Redemption in connection with the effectiveness of the Second Charter Amendment and the Trust Amendment.

In the event the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and we amend our Certificate of Incorporation and Trust Agreement, the NYSE may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Class A Common Stock, Units and Public Warrants are listed on the NYSE. We are subject to compliance with its continued listing requirements in order to maintain the listing of our securities on the NYSE. Such continued listing requirements for our Class A Common Stock include, among other things, the requirement to maintain generally 300 round lot holders. Pursuant to the terms of the Certificate of Incorporation, in the event the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, Public Stockholders may elect to have their Public Shares redeemed and, as a result, we may not be in compliance with the NYSE continued listing requirements.
We expect that if our Class A Common Stock fails to meet the NYSE continued listing requirements, our Units and Public Warrants will also fail to meet the NYSE continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock, Units or Public Warrants will be able to meet any of the NYSE continued listing requirements following any stockholder redemptions of our Public Shares in connection with the amendment of our Certificate of Incorporation pursuant to the Second Charter Amendment Proposal and the amendment of our Trust Agreement pursuant to the Trust Amendment Proposal. If our securities do not meet the NYSE continued listing requirements, the NYSE may delist our securities from trading on its exchange.
If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•
a limited availability of market quotations for our securities;

•
reduced liquidity for our securities;

•
a determination that our Class A Common Stock is a “penny stock;”

•
a limited amount of news and analyst coverage; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

If the Public Shares are designated “penny stock,” brokers participating in sales of our Public Shares may be subject to the penny stock regulations set forth in Rules 15g-2 through 15g-9 promulgated under the Exchange Act. For example, Rule 15g-2 requires brokers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document at least two business days before effecting any transaction in a penny stock for the investor’s account. Moreover, Rule 15g-9 requires brokers dealing in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker to (a) obtain from the investor information concerning their financial situation, investment experience and investment objectives; (b) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (c) provide the investor with a written statement setting forth the basis on which the broker made the determination in (b) above; and (d) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor’s financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult and time consuming for the Public Stockholder to resell their Public Shares to third parties or to otherwise dispose of them in the market or otherwise.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

THE SPECIAL MEETING
The Special Meeting
We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the Special Meeting of stockholders to be held on                 , 2022, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about                    , 2022. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.
Date, Time and Place of Special Meeting
The Special Meeting will be held on                 , 2022, at 9:30 a.m., Eastern time, at the offices of Paul, Weiss, Rifkind, Wharton and Garrison LLP, located at 1285 Avenue of the Americas, New York, New York, 10016, or at such other time, on such other date and at such other place to which the meeting may be postponed. In light of public health concerns regarding the COVID-19 pandemic, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email your name and contact information to info@simonacquisitionholdings.com at least one day prior to the Stockholder Meeting.
Proposals at the Special Meeting
At the Special Meeting, The Company will ask its stockholders to vote in favor of the following proposals:
1.
Proposal No. 1 — The “First Charter Amendment Proposal” — To amend the Certificate of Incorporation to eliminate the provision that the Company’s ability to provide for our Public Stockholders’ opportunity to have their Public Shares redeemed pursuant to Article IX, Section 9.2 or Section 9.7 of the Certificate of Incorporation be subject to the limitation that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001;

2.
Proposal No. 2 — The “Second Charter Amendment Proposal” — To amend the Company’s Certificate of Incorporation to change the date by which the Company must either (a) consummate an initial business combination or (b) if the Company fails to complete such initial business combination by such date, cease all operations except for the purpose of winding up, and, subject to and in accordance with the Certificate of Incorporation, redeem all shares of Class A Common Stock, from the Original Termination Date to the Amended Termination Date;

3.
Proposal No. 3 — The “Trust Amendment Proposal” — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex C of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account from (A) the earlier of the Company’s completion of an initial business combination and the Original Termination Date to (B) the earlier of the Company’s completion of an initial business combination and the Amended Termination Date; and

4.
Proposal No. 4 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve any of the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal.

Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of the Company’s Class A Common Stock or Class B Common Stock at the close of business on           , 2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Class A Common Stock or Class B Common Stock that you owned as of the close of business on the Record Date.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were                 shares of Class A Common Stock outstanding and                 shares of Class B Common Stock outstanding. All of the outstanding shares Class B Common Stock are held by our Sponsor and certain of our directors.
Our Sponsor and directors have agreed to vote all of their shares of Common Stock in favor of each of the Charter Amendment Proposals and the Adjournment Proposal. The Company’s issued and outstanding Warrants do not have voting rights at the Special Meeting.
Recommendation of the Board
THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum and Required Vote for Proposals for the Special Meeting
The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. An abstention, or a beneficial owner’s instruction to the record holder of his or her shares how to vote on any of the proposals to be voted on at the Special Meeting (even if the beneficial owner does not provide instruction on one or more of the other proposals, which is known as a broker non-vote as to such other proposals) will be counted towards the number of shares of Common Stock required to validly establish a quorum. If a quorum is not established at the Special Meeting, our amended and restated bylaws provide that the chairman of the meeting may adjourn the Special Meeting from time to time in the manner provided in the amended and restated bylaws until a quorum shall attend.
The approval of each of the Charter Amendment Proposals and the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date. Assuming a quorum is established at the Special Meeting, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, abstentions and broker non-votes will have the effect of voting “AGAINST” each of the Charter Amendment Proposals.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Assuming a quorum is established at the Special Meeting, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, abstentions and broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.
No Additional Matters
The Special Meeting has been called only to consider and vote on the approval of each of the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal. Under the DGCL and the Company’s amended and restated bylaws, the business transacted at a special meeting of stockholders, such as the Special Meeting, is limited to the matters so stated in the Corporation’s notice of meeting. Accordingly, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.
Who Can Answer Your Questions about Voting
If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Georgeson, our proxy solicitor, at (866) 741-9588.

Redemption Rights
If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended pursuant to the Trust Amendment, the Company will thereupon provide our Public Stockholders making the election the opportunity to receive, in exchange for the surrender of their Public Shares, a portion of the funds available in the Trust Account, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding Public Shares. In addition, if the First Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth therein prior to the effectiveness of the Second Charter Amendment and the Trust Amendment, the Redemption Limitation will not apply to such Optional Redemption, but if the First Charter Amendment Proposal is not approved at the Special Meeting, any Optional Redemption in connection with the approval of the Second Charter Amendment and the Trust Amendment will remain subject to the Redemption Limitation, which provides that that the Company shall not redeem or repurchase Public Shares so long as such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of at less than $5,000,001. You will be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Original Termination Date or, if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date.
You will be entitled to receive cash for any Public Shares elected to be redeemed in connection with the Second Charter Amendment Proposal and the Trust Amendment Proposal only if you:
(i)
hold Public Shares, and

(ii)
prior to 5:00 p.m., Eastern Time, on                 , 2022, (a) submit a written request to Continental that the Company redeem your Public Shares for cash and (b) deliver your stock certificates (if any) and other redemption forms to Continental, physically or electronically through DWAC.

Holders of Public Shares do not need to affirmatively vote on the First Charter Amendment Proposal, Second Charter Amendment Proposal, Trust Amendment Proposal or be a holder of such Public Shares as of the Record Date to exercise redemption rights. If the Second Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Certificate of Incorporation is not amended as set forth in the Second Charter Amendment and the Trust Agreement is not amended as set forth in the Trust Amendment, these Public Shares will not be redeemed for cash. If a holder of Public Shares properly elects to have its Public Shares redeemed, delivers his, her or its stock certificates (if any) and other redemption forms to Continental, and the Second Charter Amendment Proposal and Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, we will redeem Public Shares that have been properly elected to be redeemed at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (B) the total number of then outstanding Public Shares, subject to applicable law. It is anticipated that this would amount to approximately $      per share. If a holder of Public Shares exercises his, her or its redemption rights, then such holder will be exchanging his, her or its Public Shares for cash and will no longer own securities of the Company.
Holders may demand redemption by delivering their stock certificates (if any) and other redemption forms, either physically or electronically using Depository Trust Company’s DWAC System, to the Company’s transfer agent two business days prior to the vote at the Special Meeting. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming Public Stockholder.
The Company’s transfer agent can be contacted at the following address:
Continental Stock Transfer & Trust Company
1 State Street — 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com
Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to the Company unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which the Board may do in whole or in part).
Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).
The closing price of our Public Shares on                 , 2022, the Record Date, was $      per share. The cash held in the Trust Account on such date was approximately $      million (or $      per public share). Prior to exercising redemption rights, our Public Stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its Public Stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its Public Stockholders wish to sell their Public Shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging Public Shares for cash and will no longer own those shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT PRIOR TO 5:00P.M., EASTERN TIME, ON                 2022, TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT TEHREOF).
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on         , 2022 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your Public Shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on                 , 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation and the Trust Agreement are amended as described herein.
Through the DWAC system, this electronic delivery process can be accomplished by the Public Stockholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Public Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to have their shares redeemed.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on                 , 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Stockholder tenders its Public Shares and decides prior to the vote at the Special Meeting that it does not want to redeem its Public Shares, such stockholder may withdraw the tender. If you delivered your Public Shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the Public Shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders Public Shares and the Second Charter Amendment Proposal and the Trust Amendment Proposal are not approved or the Second Charter Amendment and Trust Amendment are not effected, these Public Shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the Public Stockholder promptly following the determination that the Second Charter Amendment Proposal and Trust Amendment Proposal will not be approved or the Second Charter Amendment and Trust Amendment will be abandoned. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such Public Shares. You will be entitled to receive cash for these Public Shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on                 , 2022 (two business days before the Special Meeting). The Company anticipates that a Public Stockholder who tenders Public Shares for redemption in connection with the vote to approve the Second Charter Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such Public Shares soon after the completion of the Second Charter Amendment and the Trust Amendment. The transfer agent will hold the certificates of Public Stockholders that make the election until such Public Shares are redeemed for cash or returned to such Public Stockholders. If the Second Charter Amendment Proposal or the Trust Amendment Proposal is not approved or the Second Charter Amendment and the Trust Amendment are abandoned, these Public Shares will be returned promptly following the Special Meeting as described above.
Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of Common Stock or Warrants in connection with the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal.
Solicitation of Proxies
The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Georgeson to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Georgeson a fee of $13,500 in connection with the Charter Amendments. The Company will reimburse Georgeson for reasonable out-of-pocket expenses and will indemnify Georgeson and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of the Board and officers have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Charter Amendment Proposals and the Trust Amendment Proposal. The Company’s stockholders should take these interests into account in deciding whether to approve the Charter Amendment Proposals and the Trust Amendment Proposal:
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The beneficial ownership of the Sponsor and certain members of the Board of an aggregate of 8,625,000 shares of Class B Common Stock and 5,933,333 Private Placement Warrants, which shares and warrants were acquired for an aggregate investment of $8,900,000 in connection with the IPO and would become worthless if the Company does not complete a business combination the Original Termination Date (or the Amended Termination Date if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Second Charter Amendment and the Trust Amendment are effected), as such stockholders have waived any redemption right with respect to these shares;

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The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if (a) the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment and we do not consummate an initial business combination by the Amended Termination Date or (b) the Second Charter Amendment Proposal and the Trust Amendment Proposal are not approved or the Second Charter Amendment and the Trust Amendment are not effected and we do not consummate an initial business combination by the Original Termination Date, they will not have any claim against the Trust Account for reimbursement, therefore, the Company will most likely be unable to reimburse such expenses;

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In order to protect the amounts held in the Trust Account, the Sponsor has agreed to indemnify and hold us harmless against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (a) any third party (other than our independent accountants) for services rendered or products sold to us, or (b) a prospective target business with which we have entered into a letter of intent, confidentiality or other similar agreement for an initial business combination; provided, however, that such indemnification (A) will apply only to the extent necessary to ensure that such claims by a third party (other than our independent accountants) for services rendered and products sold to us or a prospective target do not reduce the amount of funds in the Trust Account below the lesser of (i) $10.00 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, net of the interest which may be withdrawn to pay taxes; (B) will not apply to any claims by a third party (including a prospective target business) that executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable); and (C) will not apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

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Since the IPO, the Company has executed one promissory note in the aggregate of $1,328,124 with our Sponsor in order to satisfy working capital requirements. If (a) the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment and we do not consummate an initial business combination by the Amended Termination Date or (b) the Second Charter Amendment Proposal and the Trust Amendment Proposal are not approved or the Second Charter Amendment and the Trust Amendment are not effected and we do not consummate an initial business combination by the Original Termination Date, such promissory note will potentially go unpaid; and

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The fact that our Sponsor, officers and directors will lose their entire investment in us if an initial business combination is not completed.

PROPOSAL NO. 1 — THE FIRST CHARTER AMENDMENT PROPOSAL
Overview
The Company is proposing to adopt the First Charter Amendment to eliminate the provision that the Company’s ability to provide for our Public Stockholders’ opportunity to have their Public Shares redeemed pursuant to Article IX, Section 9.2 and Section 9.7 of the Certificate of Incorporation be subject to the limitation that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. A copy of the proposed amendment to the Certificate of Incorporation of the Company is attached to this proxy statement as Annex A.
Reasons for the First Charter Amendment Proposal
The purpose of the First Charter Amendment Proposal is to provide all our Public Stockholders with the option to have their Public Shares redeemed upon the approval of the Second Charter Amendment Proposal and Trust Amendment Proposal and the amendment of our Certificate of Incorporation as set forth in the Second Charter Amendment and the Trust Agreement as set forth in the Trust Amendment, at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding Public Shares, subject to applicable law, regardless of how such Public Stockholders vote on the Second Charter Amendment Proposal or the Trust Amendment Proposal or if they vote at all, without being subject to the Redemption Limitation, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders. Any Public Stockholder that does not elect to have their Public Shares redeemed in the Optional Redemption will retain their right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Original Termination Date or, if the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, the Amended Termination Date.
If the First Charter Amendment Proposal is Approved
If the First Charter Amendment Proposal is approved, we plan to promptly file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware as set forth in the form attached as Annex A hereto to eliminate the provision that the Company’s ability to provide for our Public Stockholders’ opportunity to have their Public Shares redeemed pursuant to Article IX, Section 9.2 or Section 9.7 of the Certificate of Incorporation be subject to the limitation that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. However, we may decide to abandon the First Charter Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the First Charter Amendment with the Secretary of State of the State of Delaware.
If the First Charter Amendment Proposal is Not Approved
If the First Charter Amendment Proposal is not approved and the Certificate of Incorporation is not amended as set forth in the First Charter Amendment, the Redemption Limitation will continue to apply to the Optional Redemption in connection with the Second Charter Amendment and the Trust Amendment or any subsequent amendment to our Certificate of Incorporation that would require the Company to make a similar redemption offer pursuant to Article IX, Section 9.2 or Section 9.7 of the Certificate of Incorporation. However, neither the Second Charter Amendment Proposal, the Trust Amendment Proposal nor the Optional Redemption in connection therewith is conditioned on the approval of the First Charter Amendment Proposal. If the Second Charter Amendment becomes effective but the First Charter Amendment does not because the First Charter Amendment Proposal was not approved at the Special Meeting, Public Stockholders will still have the right to elect to have their Public Shares redeemed in the Optional Redemption, subject to the Redemption Limitation, which provides that the Company shall not redeem or repurchase

Public Shares so long as such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001.
Vote Required for Approval
The approval of the First Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date.
Recommendation of the Board
THE BOARD RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE FIRST CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE SECOND CHARTER AMENDMENT PROPOSAL
Overview
The Company is proposing to adopt the Second Charter Amendment to change the date by which the Company must either (a) consummate its initial business combination or (b) if the Company fails to complete such initial business combination by such date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Certificate of Incorporation, redeem all of its Public Shares. The proposed Second Charter Amendment would change such date from the Original Termination Date to the Amended Termination Date. If the Second Charter Amendment is approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment, such approval and amendment are intended to constitute the adoption of a plan of complete liquidation of the Company for U.S. federal income tax purposes. A copy of the proposed amendment to the Certificate of Incorporation of the Company is attached to this proxy statement as Annex B.
Reasons for the Second Charter Amendment Proposal
Since our IPO, our management team has employed a broad set of search criteria for potential target businesses and evaluated various such target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Our management team believes that, given current market volatility, it is unlikely for the Company to complete an initial business combination with such a target business by the Original Termination Date. In addition, recent changes in U.S. tax law are expected to create corporate level tax liabilities in connection with stockholder redemptions following December 31, 2022. As a result, we have determined to seek the approval of our stockholders to wind up and redeem all of our outstanding Public Shares prior to December 31, 2022. The Board believes it is in its best interests of our stockholders to return capital to our stockholders by December 31, 2022.
The purpose of the Second Charter Amendment Proposal is to allow the Company to wind up and redeem all of its outstanding Public Shares prior to December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders. A copy of the proposed amendment as set forth in the Certificate of Amendment to the Charter is attached to this proxy statement as Annex B.
You are not being asked to vote on an initial business combination at this time. We have determined that it is unlikely for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Second Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.
If the Second Charter Amendment Proposal is Approved
If the Second Charter Amendment Proposal is approved, we plan to promptly file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware as set forth in the form attached as Annex B hereto to change the date by which the Company must either (a) consummate its initial business combination or (b) if the Company fails to complete such initial business combination by such date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Certificate of Incorporation, redeem all of its Public Shares. The proposed Second Charter Amendment would change such date from the Original Termination Date to the Amended Termination Date. Furthermore, if the First Charter Amendment Proposal is also approved, and assuming we do not abandon the Charter Amendments, we will cause the Second Charter Amendment to become effective after the effectiveness of the filing of the First Charter Amendment with the Secretary of State of the State of Delaware. However, each of the Second Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other and we will not effect the Second Charter

Amendment if the Trust Amendment Proposal is not approved and we do not also effect the Trust Amendment. In addition, subject to the following sentence, we may decide to abandon the Second Charter Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Second Charter Amendment with the Secretary of State of the State of Delaware. Notwithstanding the prior sentence, in the event that both Charter Amendment Proposals are approved by our stockholders, the Board has resolved that we will not abandon the Second Charter Amendment unless we also abandon the First Charter Amendment. If we abandon the Second Charter Amendment, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.
In connection with approval of the Second Charter Amendment and the Trust Amendment, Public Stockholders may elect to have their Public Shares redeemed at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding Public Shares, regardless of how such Public Stockholders vote on the Second Charter Amendment Proposal or if they vote at all, so long as such ability to redeem shares is not prohibited should it exceed the Redemption Limitation. In addition, if the First Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth therein prior to the effectiveness of the Second Charter Amendment and the Trust Amendment, the Redemption Limitation will not apply to such Optional Redemption, but if the First Charter Amendment Proposal is not approved at the Special Meeting, any Optional Redemption in connection with the approval of the Second Charter Amendment and the Trust Amendment will remain subject to the Redemption Limitation, which provides that that the Company shall not redeem or repurchase Public Shares so long as such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. Public Stockholders will not have their shares redeemed in connection with the Second Charter Amendment unless the Second Charter Amendment Proposal and the Trust Amendment Proposal are both approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment.
If the Second Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Second Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment, and the amount remaining in the Trust Account may be significantly less than the approximately $      that was in the Trust Account as of           , 2022.
We have determined that it is unlikely for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If (a) the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment and we do not consummate an initial business combination by the Amended Termination Date or (b) the Second Charter Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
If the Second Charter Amendment Proposal and Trust Amendment Proposal are approved, the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust

Agreement is amended as set forth in the Trust Amendment and we do not consummate an initial business combination by the Amended Termination Date, there will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless.
If the Second Charter Amendment Proposal is Not Approved
We have determined that it is unlikely for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If (a) the Second Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
If the Second Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, there will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless.
In addition, each of the Second Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other and if the Second Charter Amendment Proposal is not approved we will not effect the Trust Amendment.
Certain Material U.S. Federal Income Tax Consequences
The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Second Charter Amendment and the Trust Amendment. Because the components of each Unit sold in the Company’s IPO are separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Shares. As a result, the discussion below with respect to actual holders of Public Shares should also apply to holders of Units (as the deemed owners of the underlying Public Shares) that separate their Units into one share of Class A Common Stock and one-fifth of one warrant for the purpose of exercising their redemption rights. This discussion assumes that holders currently hold the Company’s securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).
This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and except as otherwise discussed below, the special tax rules that may apply to certain types of investors, such as:
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banks or financial institutions;

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insurance companies;

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brokers, dealers or traders in securities, commodities or currencies;

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traders that elect to use a mark-to-market method of accounting;

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persons holding the securities as part of a “straddle,” hedge, integrated transaction or similar transaction;

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U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

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U.S. expatriates or former long-term residents of the United States;

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partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities;

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S corporations;

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regulated investment companies;

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real estate investment trusts;

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grantor trusts;

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persons holding Class B Common Stock or Private Placement Warrants;

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persons subject to the applicable financial statement accounting rules under Section 451(b) of the Code;

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Non-U.S. Holders (as defined below); and

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tax-exempt entities.

If you are an entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend on the status of your partners and your activities. If you are a partnership or a partner in a partnership, you should consult your Public Shares.
This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, all of which are subject to differing interpretations or change, possibly on a retroactive basis. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income tax (such as gift and estate taxes).
THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION TO REDEEM YOUR PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.
U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders
A stockholder who does not elect to redeem its Public Shares will continue to own its Public Shares and Public Warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Second Charter Amendment.
U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares
For purposes of this discussion, a U.S. Holder is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust (a) the administration of which is subject to the primary supervision of a court in the United States and for which one or more U.S. persons have the authority to control all substantial decisions or (b) that has an election in effect under applicable income tax regulations to be treated as a United States person for U.S. federal income tax purposes.

A Non-U.S. Holder is a beneficial owner of Public Shares that is not a U.S. Holder and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

This section summarizes the expected U.S. federal income tax consequences of the redemption of Public Shares for U.S. Holders of Public Shares.
In the event that you elect to have your Public Shares redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the Public Shares under Section 302 of the Code.
If the redemption qualifies as a sale of the Public Shares, you generally will recognize capital gain or loss in an amount equal to the difference between (a) the amount of cash received in respect of the Public Shares and (b) your adjusted tax basis in your Public Shares. Your adjusted tax basis in the Public Shares generally should equal your acquisition cost for those shares. If you purchased a Unit, the cost of such Unit must be allocated among the securities underlying the Unit based on their relative fair market values at the time of the purchase. The price allocated to the one Public Share and the one-fifth of one warrant underlying the Unit generally should be the holder’s tax basis in such Public Share and such warrant. The foregoing treatment of the Public Shares and Public Warrants, including the holder’s allocation of the tax basis, is not binding on the Internal Revenue Service (the “IRS”), or the courts. Because there are no authorities that directly address instruments that are similar to the Units, no assurance can be given that the IRS, the courts, or any other authority will agree with the characterization described above. Accordingly, each holder is urged to consult its tax advisors regarding the tax consequences of the exercise of redemption rights (including alternative characterizations of a Unit or treatments thereof).
Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the Public Shares so disposed of exceeds one year at the time of the disposition. It is unclear, however, whether the redemption rights with respect to the Public Shares may have suspended the running of the applicable holding period for this purpose. Long-term capital gains recognized by you if you are a non-corporate U.S. Holder may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
If the redemption does not qualify as a sale of Public Shares, you will be treated as receiving a cash distribution from the Company. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) your adjusted tax basis in your Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of your Public Shares and will be taxed in the manner described in the preceding paragraphs. If you are taxable as a corporation for U.S. federal income tax purposes, the portion of any redemption payment that the Company pays to you that is treated as a dividend generally will qualify for the dividends received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, with certain exceptions (including, but not limited to, if you elect to treat such dividends as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, any portion of any redemption payment that the Company pays to you that is treated as a dividend generally will constitute “qualified dividends” that may be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares would prevent you from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Whether a redemption qualifies for sale treatment will depend largely on the total number of Public Shares treated as held by you (including any stock you constructively owned as a result of owning Public Warrants) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale by you of your Public Shares (rather than as a corporate distribution) if the redemption (a) is “substantially disproportionate” with respect to you, (b) results in a “complete termination” of your interest in the Company or (c) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, you would take into account not only stock actually owned by you, but also Public Shares that you constructively owned. You may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any stock you have a right to acquire by exercise of an option, which generally would include Public Shares that could be acquired pursuant to the exercise of the Public Warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by you immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of its outstanding voting stock actually and constructively owned by you immediately before the redemption. There will be a complete termination of your interest if either (a) all of the Public Shares actually and constructively owned by you are redeemed or (b) all of the Public Shares actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of stock owned by certain family members and you do not constructively own any other Public Shares. The redemption of the Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of your proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in your proportionate interest in the Company will depend on your particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax advisor as to the tax consequences of a redemption.
If none of the foregoing tests is satisfied, then the redemption will not be treated as a sale, but will be treated as a distribution to you in respect of your Public Shares and you will be subject to the tax consequences described above. If the amount of the distribution you receive does not exceed your adjusted tax basis in your redeemed Public Shares, any of your remaining tax basis in the redeemed Public Shares will be added to your adjusted tax basis in any of your remaining Public Shares, or, if you have none, to your adjusted tax basis in your Public Warrants or, possibly, other stock constructively owned by you.
If you are a U.S. Holder who actually or constructively owns five percent or more of the Company’s stock (by vote or value) before redemption, you may be subject to special reporting requirements with respect to a redemption of Public Shares, and you should consult your tax advisor with respect to your reporting requirements.
Holders who hold different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Medicare Tax
Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of Public Shares.
Information Reporting and Backup Withholding
The Company or its paying agent must report annually to U.S. Holders and the IRS amounts paid to such holders on or with respect to Public Shares during each calendar year, the amount of proceeds from the sale of Public Shares, and the amount of tax, if any, withheld from such payments. A U.S. Holder will be subject to backup withholding on dividends paid on Public Shares and proceeds from the sale of Public Shares at the applicable rate if the U.S. Holder is not otherwise exempt and (a) the holder fails to provide the Company or its paying agent with a correct taxpayer identification number, (b) the Company or its paying agent is notified by the IRS that the holder provided an incorrect taxpayer identification number, (c) the Company or its paying agent is notified by the IRS that the holder failed to properly report payments of interest or dividends or (d) the holder fails to certify under penalty of perjury that it has provided a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding. A U.S. Holder generally may establish that it is exempt from or otherwise not subject to backup withholding by providing a properly completed IRS Form W-9 to the Company or its paying agent.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Public Shares
General
This section summarizes the expected U.S. federal income tax consequences of the exercise of redemption rights to Non-U.S. Holders of Public Shares. For purposes of the below discussion, if you elect to have your Public Shares redeemed, the characterization for U.S. federal income tax purposes of the redemption of your Public Shares generally will correspond to the U.S. federal income tax characterization that would be applicable to such a redemption by a U.S. Holder of Public Shares, as described under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares” above.
Taxable Sales or Exchanges
If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a sale or exchange of your Public Shares for U.S. federal income tax purposes, you will not be subject to U.S. federal income tax on any gain or loss on such event (which generally would be calculated in the same manner as if you were a U.S. Holder) unless either (a) the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by you), (b) you are an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (c) the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that you held Public Shares and, in the case where Public Shares are regularly traded on an established securities market, you have owned, directly or constructively, more than 5% of the Public Shares, at any time within the shorter of the five-year period preceding the disposition or your holding period for the Public Shares.
Unless an applicable treaty provides otherwise, gain described in clause (a) immediately above will be subject to tax at generally applicable U.S. federal income tax rates as if you were a U.S. resident. Any gain described in clause (a) immediately above if you are a corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If you are an individual Non-U.S. Holder described in clause (b) immediately above, you generally will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, which may be offset by U.S. source capital losses. If you are eligible for the benefits of an income tax treaty between the United States and your country of residence, any gain described in clause (b) immediately above will be subject to U.S. federal income tax in the manner specified by the income tax treaty and generally will only be subject to such tax if such gain is attributable to a permanent establishment maintained by you in the United States. To claim the benefit of any applicable income tax treaty, you must properly submit an applicable IRS Form W-8. You should consult your tax advisor regarding the potential application of income tax treaties and your eligibility for income tax treaty benefits.
In the case of clause (c) two paragraphs above, the Company would be classified as a United States real property holding corporation if the fair market value of the Company’s “United States real property interests” equal or exceed 50 percent of the sum of the fair market value of the Company’s worldwide real property interests plus the Company’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. As the Company has generally only held cash, cash equivalents and government securities since its inception, the Company does not believe that it is or has ever been a United States real property holding corporation.
Distributions
If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a distribution for U.S. federal income tax purposes, in general, any distributions the Company makes to you with respect to Public Shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute a dividend for U.S. federal income tax purposes and, provided such dividends are not effectively connected with your conduct of a trade or business within the United States, the Company would be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (on an applicable IRS Form W-8).
Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your Public Shares and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described immediately above.
The withholding tax does not apply to dividends paid to you if you provide an IRS Form W-8ECI certifying that the dividends are effectively connected with your conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if you were a U.S. resident. A Non-U.S. Holder that is a corporation that receives effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).
FATCA
FATCA imposes a 30% U.S. federal withholding tax on payments of dividends on Public Shares made to (a) a “foreign financial institution,” as defined under such rules, unless such institution enters into an agreement with the Department of Treasury to, among other things, collect and provide to it substantial information regarding such institution’s United States financial account holders, including certain account holders that are non-U.S. entities with United States owners or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, such institution complies with the requirements of such agreement and (b) a “non-financial foreign entity,” as defined under such rules, unless such entity provides the paying agent with a certification that it does not have any substantial United States owners or a certification identifying the direct and indirect substantial United States owners of the entity, unless in each case, an exemption applies.
Information Reporting and Backup Withholding
Information returns may be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of Units, Public Shares and Public Warrants. Non-U.S. Holders may have to comply with certification procedures to establish that such Non-U.S. Holders are not United States persons in order to avoid backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.
State, Local and Non-U.S. Taxes
The Company and the holders of Public Shares may be subject to state, local or non-U.S. taxation in various jurisdictions, including those in which it or they transact business, own property or reside. The state, local or non-U.S. tax treatment of the Company and its stockholders may not conform to the U.S. federal income tax treatment discussed above. Any non-U.S. taxes incurred by the Company would not pass through to stockholders as a credit against their U.S. federal income tax liability. Prospective stockholders should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on a redemption of Public Shares.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of Public Shares in connection with the Second Charter Amendment.

Vote Required for Approval
The approval of the Second Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date.
Recommendation of the Board
THE BOARD RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR”
THE SECOND CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — TRUST AMENDMENT PROPOSAL
Overview
The Company is proposing to adopt the Trust Amendment to change the date by which Continental must commence liquidation of the Trust Account pursuant to the terms of the Trust Agreement in connection with the Second Charter Amendment. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding Class A Common Stock and Class B Common Stock of the Company, voting together as a single class. The Trust Amendment would change the date by which Continental will commence liquidation pursuant to clause (y) from the Original Termination Date to the Amended Termination Date. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex C.
Reasons for the Trust Amendment Proposal
Since our IPO, our management team has employed a broad set of search criteria for potential target businesses and evaluated various such target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Our management team believes that, given current market volatility, it is unlikely for the Company to complete an initial business combination with such a target business by the Original Termination Date. In addition, recent changes in U.S. tax law may create corporate level tax liabilities in connection with stockholder redemptions following December 31, 2022. As a result, we have determined to seek the approval of our stockholders to wind up and redeem all of our outstanding Public Shares prior to December 31, 2022. The Board believes it is in its best interests of our stockholders to return capital to our stockholders by December 31, 2022.
The purpose of the Trust Amendment Proposal is to amend the Trust Agreement such that the termination date pursuant to the Trust Agreement corresponds to the Amended Termination Date in our Certificate of Incorporation upon the effectiveness of the Second Charter Amendment.
If the Trust Amendment Proposal is Approved
If the Trust Amendment Proposal is approved, we plan to promptly effect the Trust Amendment as set forth in the form attached as Annex C following the effectiveness of the Second Charter Amendment with the Secretary of State of the State of Delaware. However, each of the Second Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other and we will not effect the Trust Amendment if the Second Charter Amendment Proposal is not approved and we do not also effect the Second Charter Amendment. In addition, in connection with the Second Charter Amendment and the Trust Amendment, Public Stockholders may have their Public Shares redeemed in the Optional Redemption as discussed under “Proposal No. 2 — The Second Charter Amendment Proposal.”
If the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and the Trust Agreement is amended as set forth in the Trust Amendment, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.
If the Trust Amendment Proposal is Not Approved
The Company reserves the right to move to adjourn the Stockholder Meeting from time to time (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder

Meeting, there are insufficient votes from the holders of Common Stock to approve the Trust Amendment Proposal, (y) if the Board determines before the Stockholder Meeting that it is not necessary or that it is no longer desirable to proceed with the Trust Amendment Proposal, or (z) if otherwise determined by the chairman of the Stockholder Meeting to be necessary or appropriate.
If the Trust Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof or the Trust Amendment is not effected, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.
In addition, each of the Trust Amendment Proposal and the Second Charter Amendment Proposal is cross-conditioned on the approval of each other and if the Second Charter Amendment Proposal is not approved and the Second Charter Amendment is not effected, we will not effect the Trust Amendment.
Vote Required for Approval
The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date.
Recommendation of the Board
THE BOARD RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR”
THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 4 — ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to the Company’s stockholders in the event there are not sufficient votes at the time of the Special Meeting to approve any of the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event there are not sufficient votes at the time of the Special Meeting to approve the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal.
Vote Required for Approval
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Assuming a quorum has been established at the Special Meeting, failure to vote by proxy or to vote in person at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.
Recommendation of the Board
THE BOARD RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE
APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our Common Stock as of                 , 2022, the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our named executive officers and directors that beneficially owns shares of our Common Stock; and

•
all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 34,500,000 shares of Class A Common Stock outstanding and 8,625,000 shares of Class B Common Stock outstanding as of                 , 2022. On all matters to be voted upon, the holders of the Common Stock vote together as a single class. The table below does not include the shares of Class A Common Stock underlying the Private Placement Warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Common Stock
SPG Sponsor, LLC (our Sponsor)(2)(3)	—	—	8,550,000	99.1%	19.90%
Marshall Wace LLP(4)	1,734,448	5.03%	—	—	5.03%
Eli Simon	—	—	—	—	—
Brian J. McDade	—	—	—	—	—
Steven E. Fivel	—	—	—	—	—
Stanley Shashoua	—	—	—	—	—
Scarlett O’ Sullivan	—	—	25,000	*	*
Bippy Siegal(2)	—	—	25,000	*	*
Ben Weprin(2)	—	—	25,000	*	*
All directors and executive officers as a group (7 Individuals)(2)	—	—	75,000	*	*

*
Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 225 West Washington Street, Indianapolis, IN 46204.

(2)
Interests in shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of our initial business combination on a one-for-one basis, subject to adjustment, as described in our registration statement.

(3)
Our Sponsor is an affiliate of Simon Property Group, Inc. (“SPG”). The shares of Class B Common Stock are deemed to be beneficially owned by M.S. Management Associates, Inc. (“M.S. Management”), which is the sole member of the Sponsor, Simon Property Group, L.P. (“SPG, L.P.”), which wholly owns M.S. Management, and SPG. SPG is the general partner of SPG, L.P., Each of the Sponsor, M.S.

Management and SPG disclaims beneficial ownership of such securities except to the extent of their direct ownership of the Class B Common Stock. The address of the Sponsor, M.S. Management, SPG, L.P. and SPG is 225 West Washington Street, Indianapolis, IN 46204.
(4)
According to Schedule 13G, filed on February 14, 2022 by Marshall Wace LLP, (“the Investment Manager”) is an Investment Manager with respect to certain funds and accounts. The Investment Manager has voting and dispositive power with respect to the reported shares shown above. The business address of such parties is George House, 131 Sloane Street, London, SW1X 9AT, United Kingdom.

FUTURE STOCKHOLDER PROPOSALS
For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Certificate of Incorporation. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.
We have determined that it is unlikely for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the First Charter Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the First Charter Amendment, the Redemption Limitation will not apply to the Optional Redemption in connection with the Second Charter Amendment or any subsequent amendment to our Certificate of Incorporation that would require the Company to make a similar redemption offer pursuant to Article IX, Section 9.2 or Section 9.7 of the Certificate of Incorporation. However, neither the Second Charter Amendment Proposal nor the Optional Redemption in connection therewith is conditioned on the approval of the First Charter Amendment Proposal. If the Second Charter Amendment becomes effective but the First Charter Amendment does not because the First Charter Amendment Proposal was not approved at the Special Meeting, Public Stockholders will still have the right to elect to have their Public Shares redeemed in the Optional Redemption, subject to the Redemption Limitation, which provides that the Company shall not redeem or repurchase Public Shares so long as such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. If (a) the Second Charter Amendment Proposal is approved, the Certificate of Incorporation is amended as set forth in the Second Charter Amendment and we do not consummate an initial business combination by the Amended Termination Date or (b) the Second Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.
HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:
•
if the shares are registered in the name of the stockholder, the stockholder should contact the Company at the following address and e-mail address:

Simon Property Group Acquisition Holdings, Inc.
225 West Washington Street
Indianapolis, IN 46204
Attention: Investor Relations
E-mail: info@simonacquisitionholdings.com
•
if a broker, bank or nominee holds the shares, the stockholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement as well as the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the Charter Amendments, the Trust Amendment or the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:
Simon Property Group Acquisition Holdings, Inc.
225 West Washington Street
Indianapolis, IN 46204
Attention: Investor Relations
E-mail: info@simonacquisitionholdings.com
You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:
Georgeson LLC
Shareholders, banks and brokers may call toll free: (866) 741-9588
If you are a stockholder of the Company and would like to request documents, please do so by                 , 2022 to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SIMON PROPERTY GROUP ACQUISITION HOLDINGS, INC.
Simon Property Group Acquisition Holdings, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY THAT:
1.
Article IX of the certificate of incorporation of the Corporation as heretofore in effect is hereby amended by deleting the bolded text with strikethrough (indicated textually in the same manner as the following example: ~~bolded text with strikethrough~~) and adding the underlined bolded text (indicated textually in the same manner as the following example: underlined bolded text):

a.
Article IX, Section 9.2(a):

Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed (irrespective of whether they voted in favor or against the Business Combination) pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); ~~provided, however, that the Corporation will only redeem or repurchase Offering Shares so long as (after giving effect to such redemptions or repurchases) the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) will be at least $5,000,001 either immediately prior to or upon consummation of the initial Business Combination, or any greater net tangible assets or cash requirement which may be contained in the agreement relating to the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”)~~. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.
b.
Article IX, Section 9.2(b):

If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A under the ~~Exchange Act~~ Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rules or regulations) and filing proxy materials with the Securities and Exchange Commission (the “SEC”), the Corporation shall offer to redeem the Offering Shares in connection with the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E under the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A under the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules. If a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation as Permitted Withdrawals, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights (irrespective of whether they voted in favor or against the Business Combination) shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation as Permitted Withdrawals, by (b) the total number of then outstanding Offering Shares. In the event that the Business Combination is not consummated, any shares tendered or delivered for redemption or repurchase shall be returned to relevant holders.
c.
Article IX, Section 9.2(e)

If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if ~~(i)~~ such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination (or such other vote as the applicable law or stock exchange rules then in effect may require) ~~and (ii) the Redemption Limitation is not exceeded~~.
d.
Article IX, Section 9.2(f):

[Reserved] ~~If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.~~
e.
Article IX, Section 9.7:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Certificate of Incorporation to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within the Completion Window or with respect to any other material provisions of this Certificate of Incorporation relating to the stockholder’s rights or pre-initial Business Combination Activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals), divided by the number of then outstanding Offering Shares. ~~The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.~~
[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this    day of                  , 2022.
SIMON PROPERTY GROUP ACQUISITION HOLDINGS, INC.
By:

Name:
Title:

ANNEX B
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SIMON PROPERTY GROUP ACQUISITION HOLDINGS, INC.
Simon Property Group Acquisition Holdings, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY THAT:
1.
Article IX, Section 9.1(b) of the amended and restated certificate of incorporation of the Corporation as heretofore in effect is hereby amended by deleting the words “within 24 months from the closing of the Offering or such extended period, if any, as described in the Registration Statement” that are set forth therein and replacing such words with “by           , 2022”.

2.
The forgoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this    day of                  , 2022.
SIMON PROPERTY GROUP ACQUISITION HOLDINGS, INC.
By:

Name:
Title:

ANNEX C
FORM OF
AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of            , 2022, is made by and between Simon Property Group Acquisition Holdings, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of February 18, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) upon the date which is the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation;
WHEREAS, Section 6 of the Trust Agreement provides that the Trust Agreement may only be amended by a writing signed by each of the Company and the Trustee with the Consent of the Stockholders;
WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Meeting”), at least sixty five percent (65%) of the voting power of all then outstanding shares of the Common Stock and the Company’s Class B common stock have voted to approve this Amendment Agreement;
WHEREAS, at the Meeting, the stockholders of the Company also voted to approve the second amendment to the Company’s certificate of incorporation (the certificate of incorporation, as so amended, the “Certificate”); and
WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.   Amendment to the Trust Agreement.
Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended to replace the words “24 months after the closing of the Offering” with “           , 2022”
2.   No Further Amendment.   The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.
3.   References.
(a)   All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to February 18, 2021.

(b)   All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Certificate.
4.   Governing Law; Jurisdiction.   This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
5.   Counterparts.   This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.
6.   Other Miscellaneous Terms.   The provisions of Sections 6(f), 6(h) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.
[Signature Pages Follow]

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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JOB #

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SHARES
CUSIP #
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0000583955_1 R1.0.0.3

SIMON PROPERTY GROUP ACQ. HOLDINGS, INC. 225 WEST WASHINGTO STREETINDIANAPOLIS, IN 46204Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 NAMETHE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 KTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:x CONTROL #SHARESPAGE 123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.123451OF2 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4.ForAgainst Abstain 1The First Charter Amendment Proposal — To amend the Company'sAmended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), in the form set forth in Annex A to the accompanying proxy statement to eliminate the provision that the Company's ability to provide for our public stockholders' opportunity to have their shares of Class A Common Stock redeemed pursuant to Article IX,Section 9.2 or Section 9.7 of the Certificate of Incorporation be conditioned onsuch redemption not resulting in the Company having net tangible assets of less than$5,000,001.2The Second Charter Amendment Proposal — To amend the Certificate of Incorporation, in the form set forth in Annex B to the accompanying proxy statement, to change the date by which the Company must either (a) consummate an Initial Business Combination, or (b) if the Company fails to complete such Initial Business Combination by such date, cease all operations except for the purpose of winding up, and, redeem all Public Shares from February 18, 2023 to [ ], 2022.3The Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 18, 2021 by and between the Company andContinental Stock Transfer & Trust Company, pursuant to an amendment in the form set forth in Annex C of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account from (a) the earlier of the Company's completion of an Initial Business Combination and February 18, 2023to (b) the earlier of the Company's completion of an Initial Business Combination and [ ], 2022. 4The Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, if, at the time of the Special Meeting, there are not sufficient votes to approve the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal. ForAgainst Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement including the Notice of the Special Meeting is available at www.proxyvote.comSIMON PROPERTY GROUP ACQ. HOLDINGS, INC.Special Meeting of Stockholders December 15, 2022 9:30 AMThis proxy is solicited by the Board of Directors The undersigned, revoking any previous proxies relating to these shares with respect to the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the Proxy Statement dated [ ], 2022, in connection with the Special Meeting to be held at 9:30 A.M. Eastern time on [ ], 2022, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Eli Simon and Steven E. Fivel, and either of them acting singly (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Simon Property Group Acquisition Holdings, Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, saidproxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR COMMON STOCK WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.